Exhibit 99.1

DEBTOR(S):	Escalera Resources Co.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	15-22395-TBM

Form 2-A

COVER SHEET

For Period End Date:    July 31, 2016

Accounting Method:	☒	Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing.  File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived		REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts
			(Redact all but last 4 digits of account number and remove check images)
☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

n/a		9.	Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	8/31/2016	Print Name:	Adam Fenster
		Signature:	/s/ Adam Fenster
		Title:	Chief Financial Officer

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    July 1, 2016 to July 31, 2016

CASH FLOW SUMMARY

		Current Month		Accumulated

1.	Beginning Cash Balance	$6,246,878.39	(1)	$10,037,754.37	(1)

2.	Cash Receipts
	Operations	638,192.20		6,741,541.24
	Sale of Assets	0		0
	Loans/advances	0		0
	Other	0		0

	Total Cash Receipts	$638,192.20		$6,741,541.24

3.	Cash Disbursements
	Operations	614,601.59		10,292,878.52
	Debt Service/Secured loan payment	0		0
	Professional fees/U.S. Trustee fees	0		0
	Professional fees paid from retainer (e.g. COLTAF accts)	0		215,948.09
	Other	0		0

	Total Cash Disbursements	$614,601.59		$10,508,826,61

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	23,590.61		(3,767,285.37)

5.	Ending Cash Balance (to Form 2-C)	$6,270,469.00	(2)	$6,270,469.00	(2)

CASH BALANCE SUMMARY

	Financial Institution	Book Balance
Petty Cash	None	$0.00

DIP Operating Account	ANB Bank – 2000004201	6,041,809.24

DIP State Tax Account	None	0.00

DIP Payroll Account	None	0.00

Other Operating Account	None	0.00

Retainers held by professionals (i.e. COLTAF)	Per Form 2-E	228,659.76

TOTAL (must agree with Ending Cash Balance above)		$6,270,469.00	(2)

(1)	Accumulated beginning cash balance is the cash available at the commencement of the case and retainers.

Current month beginning cash balance should equal the previous month's ending balance.

(2)	All cash balances should be the same.

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    July 1,  2016 to July 31,  2016

CASH RECEIPTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Payer	Description	Amount
7/08/2016	Aethon Energy Operating LLC	Revenue - non-operated properties	$607.46
7/08/2016	BreitBurn Operating LP	Revenue - non-operated properties	2,194.11
7/08/2016	Wind River Resources	Joint interest billing reimbursement	43.35
7/08/2016	Continental Resources, Inc.	Revenue - non-operated properties	2,372.58
7/08/2016	Carbon Creek Energy, LLC	Revenue - non-operated properties	441.32
7/08/2016	Oasis Petroleum North America	Revenue - non-operated properties	1,327.95
7/08/2016	Chaco Energy Co.	Revenue - non-operated properties	213.14
7/08/2016	Kerr-McGee Oil & Gas	Revenue - non-operated properties	1,165.43
7/08/2016	Sheridan Production Co., LLC	Revenue - non-operated properties	135.92
7/08/2016	Statoil Oil & Gas LP	Revenue - non-operated properties	98.94
7/08/2016	Warren Resources	Joint interest billing reimbursement	46,639.39
7/08/2016	Keith L. Mohl & Marlene Mohl,	Joint interest billing reimbursement	88.13
7/14/2016	Providence Energy Corp	Joint interest billing reimbursement	8.61
7/14/2016	Silver Creek Oil & Gas, LLC	Joint interest billing reimbursement	40.75
7/14/2016	Forestar Petroleum Corp.	Revenue - non-operated properties	309.93
7/14/2016	Cajun-Ivy Investments	Joint interest billing reimbursement	13.09
7/20/2016	XTO Energy	Revenue - non-operated properties	3,420.32
7/22/2016	EOG Resources, Inc.	Revenue - non-operated properties	88.07
7/22/2016	Black Bear Oil Corp.	Revenue - non-operated properties	0.75
7/22/2016	Freeport-McMoRan Oil & Gas LLC	Joint interest billing reimbursement	70.82
7/22/2016	Shell Trading	Revenue - non-operated properties	20,812.39
7/23/2016	ConocoPhillips Company	Revenue - non-operated properties	6,610.33
7/23/2016	XTO Energy	Revenue - non-operated properties	498.26
7/28/2016	Eighty-Eight Oil LLC	Revenue - non-operated properties	158.52
7/28/2016	Forestar Petroleum Corp.	Refund	4,476.59
7/28/2016	Anadarko Petroleum Corp.	Revenue - non-operated properties	3,503.73
7/28/2016	SM Energy	Revenue - non-operated properties	803.89
7/28/2016	SM Energy	Revenue - non-operated properties	4,187.06
7/29/2016	Summit Energy LLC	Revenue - operated and non-op	538,264.32
7/05/2016	GMT	Revenue - GMT 6/16 Returned Item	(402.95)

		Total Cash Receipts	$638,192.20	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    July 1,  2016 to July 31,  2016

CASH DISBURSEMENTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Check No.	Payer	Description	Amount
07/07/2016	45624	C&G Roustabout Services, LLC	Field operating expenses	$1,928.12
07/07/2016	45625	Comcast	General and administrative expenses	141.00
07/07/2016	45626	Culligan, Inc.	General and administrative expenses	29.00
07/07/2016	45627	DNOW03	Field operating expenses	276.88
07/07/2016	45628	KLX Energy Services LLC	Field operating expenses	993.75
07/07/2016	45629	Konica Minolta	General and administrative expenses	616.31
07/07/2016	45630	Manager of Finance	General and administrative expenses	12.00
07/07/2016	45631	New Tech Global Ventures, LLC	Field operating expenses	1,700.00
07/07/2016	45632	Patrick R. Sheehan	Field operating expenses	700.00
07/07/2016	45633	Roberto Lopez-Zaragoza	Employee expense reimbursement	23.00
07/07/2016	45634	Ron's Contract Pumping Serv.	Field operating expenses	603.00
07/07/2016	45635	Tin Boy Garage, LLC	Field operating expenses	47.70
07/07/2016	45636	Warren Resources	Joint interest billing reimbursement	100,090.25
07/07/2016	45637	Western Star Communications	Field operating expenses	176.00
07/07/2016	45638	Wyoming Department of	Field operating expenses	400.00
07/14/2016	45639	All American Records	General and administrative expenses	167.27
07/14/2016	45640	Alsco	Field operating expenses	322.55
07/14/2016	45641	Apex Companies, LLC	Field operating expenses	18,722.95
07/14/2016	45642	Atlas Automation	Field operating expenses	1,768.50
07/14/2016	45643	Barry W. Spector	Legal and professional fees - Debtor	187.50
07/14/2016	45644	C&G Roustabout Services, LLC	Field operating expenses	2,097.12
07/14/2016	45645	Cassidy Mikesell, D.B.A	Field operating expenses	900.00
07/14/2016	45646	DNOW03	Field operating expenses	971.05
07/14/2016	45647	Davis Construction	Field operating expenses	1,401.47
07/14/2016	45648	Drummond Refrigeration LLC	Field operating expenses	591.04
07/14/2016	45649	Dubois Telephone Exchange	Field operating expenses	259.23
07/14/2016	45650	FireSteel Well Service Inc	Field operating expenses	516.05
07/14/2016	45651	Homax Oil Sales Inc.	Field operating expenses	1,206.40
07/14/2016	45652	Lindquist & Vennum LLP	Legal and professional fees - Debtor	11,939.37
07/14/2016	45653	M&M Well Service LLC	Field operating expenses	4,664.00
07/14/2016	45654	Merrill Communications LLC	General and administrative expenses	2,500.00
07/14/2016	45655	RapidScale, Inc.	Field operating expenses	250.00
07/14/2016	45656	Roberto Lopez-Zaragoza	Employee expense reimbursement	95.31
07/14/2016	45657	Robidoux Oilfield Services	Field operating expenses	219.37
07/14/2016	45658	Staples Advantage	General and administrative expenses	184.56
07/14/2016	45659	Tin Boy Garage, LLC	Field operating expenses	299.44
07/14/2016	45660	United Site Services of NV,Inc	Field operating expenses	565.98
07/14/2016	45661	United Supply of the Rockies	Field operating expenses	110.77
07/14/2016	45662	Verizon Wireless	Field operating expenses	75.45

07/14/2016	45663	Weatherford Artifical Lift	Field operating expenses	12,540.00
07/14/2016	45664	Winchester Well Service, Inc.	Field operating expenses	15,293.28
07/18/2016	45665	Anne Wilcoxson	Payment of royalties/overrides	196.13
07/18/2016	45666	Belinda R. Ervin	Payment of royalties/overrides	98.07
07/18/2016	45667	Charlene A. Carpenter	Payment of royalties/overrides	167.37
07/18/2016	45668	Corinthian Believer Fellowship	Payment of royalties/overrides	784.52
07/18/2016	45669	D. L. Carpenter	Payment of royalties/overrides	82.37
07/18/2016	45670	Fritz I. Merback	Payment of royalties/overrides	38.28
07/18/2016	45671	Janice Bacon Walker	Payment of royalties/overrides	196.13
07/18/2016	45672	Kfrt	Payment of royalties/overrides	69.74
07/18/2016	45673	Lubnau, LLC	Payment of royalties/overrides	164.76
07/18/2016	45674	M. G. Cook	Payment of royalties/overrides	82.37
07/18/2016	45675	Mark Merback	Payment of royalties/overrides	38.28
07/18/2016	45676	Mullinnix LLC	Payment of royalties/overrides	714.79
07/18/2016	45677	Paula Kay Herzog	Payment of royalties/overrides	98.07
07/18/2016	45678	Ricki Jo Eslinger	Payment of royalties/overrides	38.28
07/18/2016	45679	Wesley R. Clark	Payment of royalties/overrides	196.13
07/18/2016	45680	William C. Eiland	Payment of royalties/overrides	392.26
07/21/2016	45681	Adam Fenster	Employee expense reimbursement	426.00
07/21/2016	45682	Alsco	Field operating expenses	628.88
07/21/2016	45683	Best Western CottonTree	General and administrative expenses	388.77
07/21/2016	45684	BreitBurn Operating LP	Joint interest billing payment	3,895.79
07/21/2016	45685	Cassidy Mikesell, D.B.A	Field operating expenses	1,763.49
07/21/2016	45686	Complete Energy Services, Inc.	Field operating expenses	2,559.86
07/21/2016	45687	Computershare Trust Co, Inc.	General and administrative expenses	1,444.18
07/21/2016	45688	Davis Construction	Field operating expenses	600.50
07/21/2016	45689	Davis Family Inc.	Field operating expenses	518.83
07/21/2016	45690	GMT Exploration Comp. LLC	Joint interest billing payment	3,255.90
07/21/2016	45691	Homax Oil Sales Inc.	Field operating expenses	2,121.61
07/21/2016	45692	KLX Energy Services LLC	Field operating expenses	1,105.05
07/21/2016	45693	Lewis Visscher	General and administrative expenses	2,400.00
07/21/2016	45694 - void	Memorial Production Operating	Joint interest billing payment	0.00
07/21/2016	45695	Moncrief Royalty Account	Joint interest billing payment	399.74
07/21/2016	45696	Mountain States Employers	General and administrative expenses	310.00
07/21/2016	45697	Neofirma, Inc.	General and administrative expenses	1,056.00
07/21/2016	45698	Oil & Gas Conservation Comm.	Production taxes	216.53
07/21/2016	45699	P2 Energy Solutions	General and administrative expenses	200.00
07/21/2016	45700	PDS Energy Information Inc.	General and administrative expenses	259.70
07/21/2016	45701	PMI, Inc.	Field operating expenses	55.50
07/21/2016	45702	PRE Resources Rockies, L.P.	Joint interest billing payment	474.74
07/21/2016	45703	REDDOG Systems Inc.	General and administrative expenses	839.00
07/21/2016	45704	SM Energy	Joint interest billing payment	807.45
07/21/2016	45705	Shelco	Field operating expenses	1,732.15
07/21/2016	45706	Skyline Motors Inc.	Field operating expenses	99.91
07/21/2016	45707	U. S. Trustee	Other Reorganization Expense	9,750.00
07/21/2016	45708	United Site Services of NV,Inc	Field operating expenses	146.77
07/21/2016	45709	Weatherford Artifical Lift	Field operating expenses	8,437.30
07/21/2016	45710	Winchester Well Service, Inc.	Field operating expenses	22,501.60

07/21/2016	45711	Wyoming Depart of Revenue	Production taxes	25,922.14
07/21/2016	45712	Wyoming Oil & Gas Cons. Comm,	Field operating expenses	1,200.00
07/21/2016	45713	Zavanna, LLC	Joint interest billing payment	867.33
07/01/2016	debit card	Fed Ex	General and administrative expenses	16.54
07/01/2016	debit card	Microsoft	General and administrative expenses	211.07
07/05/2016	debit card	Fed Ex	General and administrative expenses	25.57
07/05/2016	debit card	Standard Parking, Inc	General and administrative expenses	855.00
07/05/2016	debit card	Start Meeting	General and administrative expenses	26.90
07/05/2016	debit card	Towne Park	General and administrative expenses	1,382.99
07/11/2016	debit card	Avis Car Rental	General and administrative expenses	217.19
07/11/2016	debit card	Calibration Tech. & Supply Inc	Field operating expenses	229.65
07/11/2016	debit card	Chapman's Automotive	Field operating expenses	1,230.11
07/11/2016	debit card	Fed Ex	General and administrative expenses	16.71
07/12/2016	debit card	UPS	Field operating expenses	99.29
07/12/2016	debit card	UPS	Field operating expenses	69.14
07/12/2016	debit card	UPS	Field operating expenses	44.00
07/12/2016	debit card	UPS	Field operating expenses	57.09
07/14/2016	debit card	Calibration Tech. & Supply Inc	Field operating expenses	285.81
07/19/2016	debit card	CED Inc.	Field operating expenses	411.60
07/19/2016	debit card	Fed Ex	General and administrative expenses	22.43
07/19/2016	debit card	UPS	Field operating expenses	158.53
07/20/2016	debit card	Consolidated Oil Well Services	Field operating expenses	351.92
07/21/2016	debit card	Consolidated Oil Well Services	Field operating expenses	37.42
07/22/2016	debit card	Avis Car Rental	General and administrative expenses	92.70
07/22/2016	debit card	Avis Car Rental	General and administrative expenses	144.79
07/22/2016	debit card	Fed Ex	General and administrative expenses	28.84
07/25/2016	debit card	Fed Ex	General and administrative expenses	36.64
07/27/2016	debit card	Edraw	General and administrative expenses	179.00
07/29/2016	debit card	Consolidated Oil Well Services	Field operating expenses	1,271.81
07/01/2016	wire	Office of Natural Resources Re	Field operating expenses	3,460.00
07/07/2016	wire	Bracewell & Giuliani LLP	Legal and professional fees - secured Lender	13,298.15
07/08/2016	wire	Bracewell & Giuliani LLP	Legal and professional fees - secured Lender	41,316.70
07/15/2016	wire	Oil & Gas Conservation Comm.	Post CD for state reclamation	100,000.00
07/15/2016	wire	Discovery - Payroll 7/15/16	Payroll 7/15/16	87,144.55
07/20/2016	wire	Discovery - Payroll 7/20/16	Payroll 7/20/16	4,365.90
07/29/2016	wire	Discovery - Payroll 7/29/16	Payroll 7/29/16	72,185.61

			Total Cash Disbursements	$1,040,298.86	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    July 31,  2016

ASSETS			Current Month	Petition Date (1)
Current Assets:
Cash (from Form 2-B, line 5)			$6,270,469	$10,037,754
Accounts Receivable (from Form 2-E)			1,280,460	1,843,543
Receivable from Officers, Employees, Affiliates			(206,013)	408,716
Inventory			2,071,060	1,995,798
Other Current Assets :(List)	Cash held in escrow		283,072	303,393
	Prepaid expenses and deposits		251,533	709,197
	Hedge-related current assets		-	203,570
Total Current Assets			$9,950,581	$15,501,971

Fixed Assets (at cost):
Land			$1,169,013	$1,169,011
Building			-	-
Equipment, Furniture and Fixtures			166,335,748	166,099,098
Total Fixed Assets			167,504,761	167,268,109
Less: Accumulated Depreciation			(112,963,978)	(107,050,551)
Net Fixed Assets			$54,540,783	$60,217,558

Other Assets (List):	Investment in Eastern Washakie		5,272,518	5,272,518
	Other assets		104,484	104,484
TOTAL ASSETS			$69,968,366	$81,096,531

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)			$1,207,319	$2,548
Post-petition Accrued Professional Fees (from Form 2-E)			518,010	-
Post-petition Taxes Payable (from Form 2-E)			428,827	-
Post-petition Notes Payable		-	-	-
Other Post-petition Payable(List):	Accrued revenue payable		295,239	-
	Other accrued liabilities and expenses		621,368	-
Total Post Petition Liabilities			$3,070,763	$2,548

Pre Petition Liabilities:
Secured Debt			40,889,515	42,874,598
Priority Debt			111,279	178,428
Unsecured Debt			10,459,387	11,429,928
Total Pre Petition Liabilities			51,460,181	54,482,954

TOTAL LIABILITIES			$54,530,944	$54,485,502

OWNERS' EQUITY
Owner's/Stockholder's Equity			$82,996,569	$82,996,569
Retained Earnings – Prepetition			(56,390,659)	(56,385,540)
Retained Earnings - Post-petition			(11,168,488)	-
TOTAL OWNERS' EQUITY			$15,437,422	$26,611,029

TOTAL LIABILITIES AND OWNERS' EQUITY			$69,968,366	$81,096,531

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values
listed on the Debtor's schedules.	REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:    July 1,  2016 to July 31,  2016

	Current Month	Accumulated Total (1)

Gross Operating Revenue	$719,587	$5,917,760
Less: Discounts, Returns and Allowances	0	0

Net Operating Revenue	$719,587	$5,917,760

Cost of Goods Sold	931,698	7,079,763

Gross Profit	$(212,111)	$(1,162,003)

Operating Expenses:
Officer Compensation	$46,152	$518,436
Selling, General and Administrative	23,160	1,091,709
Rents and Leases	7,500	97,663
Depreciation, Depletion and Amortization	659,748	5,913,428
Other (list):	0	0
	0	0

Total Operating Expenses	$736,560	$7,621,236

Operating Income (Loss)	$(948,671)	$(8,783,239)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	(217,122)
Interest Income	45	3,533
Interest Expense	(40,715)	(746,613)
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$(40,670)	$(960,202)

Reorganization Expenses
Legal and Professional Fees	$249,244	$1,393,786
Other Reorganization Expense	31,261	31,261

Total Reorganization Expenses	$280,505	$1,425,047

Net Income (Loss) Before Income Taxes	$(1,269,846)	$(11,168,488)

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$(1,269,846)	$(11,168,488)

(1) Accumulated Totals include all revenue and expenses since the petition date.
REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 1 of 2)

SUPPORTING SCHEDULES

For Period:    July 1,  2016 to July 31,  2016

Summary of Post-Petition Taxes
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal
Employee income tax withheld	$ -	27,729	(27,729)	$ -
Employee FICA taxes withheld	$ -	15,112	(15,112)	$ -
Employer FICA taxes	$ -	15,374	(15,374)	$ -
Unemployment taxes	$ -	27	(27)	$ -
Other:____________________	$ -			$ -
State
Sales, use & excise taxes	$ -			$ -
Unemployment taxes	$ -	264	(264)	$ -
Other:_state income tax withheld	$ -	4,831	(4,831)	$ -
Local
Personal property taxes	$ 302,497	35,928		$ 338,425
Real property taxes	$ -			$ -
Other:_Severance, Conservation and Occupational Taxes	$ 65,455	51,173	(26,226)	$ 90,402
			Total unpaid post-petition taxes	$ 428,827

(1)  For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation - CO	American Zurich	1,000,000	4/1/2017	Paid with each payroll
Workers' compensation - WY	State of WY	WY statutory limits	11/19/2016	Paid with each payroll
General liability	St Paul Fire and Marine	2,000,000	10/1/2016	10/1/2016
Property (fire, theft, etc.)
Vehicle	St Paul Fire and Marine	1,000,000	10/1/2016	10/1/2016
Other (list): Umbrella	St Paul Fire and Marine	10,000,000	10/1/2016	10/1/2016
Other (list): D&O	National Union Fire	15,000,000	7/1/2016	EXPIRED
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 2 of 2)

SUPPORTING SCHEDULES

For Period:    July 1,  2016 to July 31,  2016

Accounts Receivable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables				90,827	90,827
Post-petition receivables	1,105,086	60,701	604	23,241	1,189,633
Total	1,105,086	60,701	604	114,068	1,280,460

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	410,428	281,504	91,873	423,514	1,207,319
Other Payables
Total	410,428	281,504	91,873	423,514	1,207,319

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
	Month-end	Current	Paid in
	Retainer	Month's	Current	Court Approval	Month-end
	Balance	Accrual	Month	Date	Balance Due *
Debtor's Counsel	$ 23,376	$ 28,677			$ 146,970
Counsel for Unsecured
Creditors' Committee		$ 2,500			$ 60,510
Trustee's Counsel
Accountant		$ 5,000			$ 5,000
Creditor Counsel	$ 190,286	$ 126,745	($54,615)		$ 152,130
Creditor Advisors	$ 14,998	$ 25,000			$ 110,000
Other:		$ 131	($12,127)		$ 43,400
Total	$ 228,660	$ 188,053	($66,742)		$ 518,010
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position		Nature of Payment		Amount
Charles Chambers	Chief Executive Officer		Compensation - 6/3		$ 11,538
Gary Grinsfelder	Chief Operating Officer		Compensation - 6/3, 6/17		15,384
Gary Grinsfelder	Chief Operating Officer		Expense reimbursement		6,377
Adam Fenster	Chief Financial Officer		Compensation - 6/3, 6/17		15,384

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-F

QUARTERLY FEE SUMMARY *

For Month Ended:           July 31,  2016

			Cash		Quarterly		Date
Month	Year		Disbursements **		Fee Due	Check No.	Paid

January	2016	$	$ 1,537,156
February	2016		$ 933,669
March	2016		$ 1,103,173

TOTAL 1st Quarter		$	$ 3,573,997		$10,400	45336	April 22, 2016

April	2016	$	$ 784,908
May	2016		$ 1,126,798
June	2016		$ 1,040,299

TOTAL 2nd Quarter		$	$ 2,952,005		$9,750	45707	July 21, 2016

July		$	$ 0
August			$ 0
September			$ 0

TOTAL 3rd Quarter		$	$ 0	$

October	2015	$	$ 0
November	2015		$ 398,425
December	2015		$ 2,969,798

TOTAL 4th Quarter		$	$ 3,368,223		$10,400	43938	January 27, 2016

FEE SCHEDULE (as of JULY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)
Quarterly Disbursements		Fee			Quarterly Disbursements		Fee
$0 to $14,999.....................		$ 325			$1,000,000 to $1,999,999....................		$ 6,500
$15,000 to $74,999.............		$ 650			$2,000,000 to $2,999,999...................		$ 9,750
$75,000 to $149,999.............		$ 975			$3,000,000 to $4,999,999.....................		$ 10,400
$150,000 to $224,999.........		$ 1,625			$5,000,000 to $14,999,999 …….		$ 13,000
$225,000 to $299,999..........		$ 1,950			$15,000,000 to $29,999,999….		$ 20,000
$300,000 to $999,999.........................		$ 4,875			$30,000,000 or more		$ 30,000

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-G

NARRATIVE

For Period Ended:    July 31,  2016

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

During the period from July 1st through July 31st, there were no material unusual or non-recurring accounting transactions reflected in the accompanying financial statements.

The Debtor continues to realize cost savings in general and administrative expenses, as well as in certain field operating expenses, as a result of the realignment of its staff and other steps taken to reduce costs.

The Debtor continues discussions with the secured lenders about their desired plans to move forward. Once agreement has been reached regarding such plans, the Plan already submitted by the Debtor will be modified or amended, as needed. In the interim, the Debtor continues to operate normally.

Rev. 1/15/14